PRUDENTIAL FLEXGUARD® INCOME
SINGLE PREMIUM DEFERRED INDEX-LINKED AND VARIABLE ANNUITY (“B SERIES”)
Issued by
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated August 20, 2025
To
Initial Summary Prospectus dated May 1, 2025

This Supplement should be read in conjunction with the current Initial Summary Prospectus (ISP) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the ISP for the Annuity you own and is not intended to be a prospectus or offer for any other annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the ISP and Statement of Additional Information. If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please call us at 1-888-PRU-2888.
This Supplement describes certain changes and updates to your ISP. The following changes are effective on August 20, 2025.
1.In the “Surrenders and Withdrawals” section and “Withdrawals” subsection of the ISP, the last sentence of the first paragraph is revised and restated as follows:
“You may withdraw up to 10% of the Purchase Payment during the first Annuity Year and 10% of the Account Value on the previous Contract Anniversary Date after the first Annuity Year without being subject to a Contingent Deferred Sales Charge.”

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

FGI-ISP-SUP2